SHARE REPURCHASE PROGRAM	12 Months Ended
Dec. 31, 2013
SHARE REPURCHASE PROGRAM

14. SHARE REPURCHASE PROGRAM

On March 8, 2012, the Board of Directors approved a share repurchase program enabling the Company to repurchase up to an aggregate of $30.0 million of its ADSs over 18 months. As of December 31, 2012, the Company had repurchased an aggregate of 2,138,993 ADSs, representing 17,111,944 ordinary shares, in the open market for total cash consideration of $30.0 million. In March 2013, the Board of Directors approved another share repurchase plan. Under this plan, the Company is authorized to repurchase up to $100 million of its American Depositary Shares, or ADSs, over the next 18-24 months. As of December 31, 2013, the Company had repurchased an aggregate of 61,285 ADSs, representing 490,280 ordinary shares, in the open market for total cash consideration of $1.2 million.